NATIONWIDE VARIABLE INSURANCE TRUST

NVIT J.P. Morgan Digital Evolution Strategy Fund

Supplement dated January 17, 2025

to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Y Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.21%
Total Annual Fund Operating Expenses	2.96%
Fee Waiver/Expense Reimbursement(1)	(2.40)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.56%

(1)

Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.56% until at least April 30, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

2.	The table under the heading “Example” beginning on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$57	$688	$1,345	$3,109

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE